EXHIBIT 10.2


                        AMENDMENT TO EMPLOYMENT AGREEMENT


     This Amendment to Employment Agreement (this "Agreement"), dated as of August 12, 2008 and effective as of March 5, 2008 (the "Amendment Date"), is between ESCALA GROUP, INC., a Delaware corporation (the "Company"), and CAROL MELTZER, an individual ("Executive").

     WHEREAS, the Company and Executive are parties to an Amended and Restated Employment Agreement, dated as of December 5, 2006 (the "Original Agreement"), pursuant to which Executive has been employed by the Company as its General Counsel and Executive Vice President;

     WHEREAS, the parties desire to amend the Original Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. Effective as of the Amendment Date, the last sentence of paragraph (a) of Section 2 ("Employment") of the Original Agreement is hereby amended to read as follows:

        "Executive shall serve as the General Counsel, Chief Administrative Officer and Executive Vice President of the Company, and shall report to the Chief Executive Officer and Board of Directors of the Company."

     2. Effective as of the Amendment Date, the words "New York, New York", as they appear in the first sentence of paragraph (c) of Section 2, shall be replaced by the words "Bethel, Connecticut."

     3. Effective as of the Amendment Date, subparagraph (ii) of paragraph (e) of Section 4 ("Termination of Employment") of the Original Agreement is hereby amended to read in is entirety as follows:

        "(ii) Executive no longer holds the offices of both General Counsel and Chief Administrative Officer of the Company, or her functions and/or duties are materially diminished;"

     4. Effective as of the Amendment Date, subparagraph(iii) of paragraph (e) of Section 4 ("Termination of Employment") of the Original Agreement is hereby amended to read in its entirety as follows:

        "(iii) Executive's job site is relocated to a location which is more than 100 miles from Bethel, CT, unless the parties mutually agree to such relocation,"

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     5. This Agreement is governed by the laws of the State of New York, without giving effect to principles of conflict of laws.

     6. Except as specifically amended hereby, the Original Agreement shall remain in full force and effect in accordance with its terms. This Agreement shall not constitute an amendment to or modification of any other agreement between the parties hereto. Capitalized terms used herein and not otherwise defined will have their meanings as set forth in the Original Agreement.



                                    ESCALA GROUP, INC.


                                    By: /s/ Greg Roberts
                                            ------------
                                        Greg Roberts,
                                        President and Chief Executive Officer


                                    /s/ Carol Meltzer
                                        ------------
                                    CAROL MELTZER



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